UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2022 (April 27, 2022)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 27, 2022, Trinity Place Holdings Inc. (the “Company”), through its joint venture with Pacolet Milliken, closed on the sale of The Berkley, at 223 North 8th Street in Williamsburg, Brooklyn, to an affiliate of TF Cornerstone Inc. for $71.02 million. The Company purchased a 50% interest in the Berkley alongside Pacolet Milliken in December 2016. The net proceeds from the sale, after repayment of the property’s mortgage and partner loan and settlement proceeds from the interest rate swap associated with the property’s mortgage will be used for working capital and/or new investment opportunities for the Company.

On April 28, 2022, the Company issued a press release announcing the closing of the sale of The Berkley. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On April 28, 2022, the Company also announced certain updates at its 77 Greenwich property, including that final completion work continues at Jolie, the Company’s mixed-use development at 77 Greenwich Street in Lower Manhattan, the construction hoist was removed in February 2022, and the curtain wall in that area is being installed, interior finishes are now being installed in the hoist run (A line) units, which are the largest homes in the building. In addition, as the New York City Department of Buildings issues rolling temporary certificates of occupancy (TCO) for those units (expected this summer), resident move-ins to A line units will be permitted and Cloud Club 77, located on the top floors of Jolie, is also expected to receive its TCO this summer, opening the full suite of indoor and outdoor amenities to residents. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated April 28, 2022

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: April 28, 2022	/s/ Steven Kahn
Steven Kahn Chief Financial Officer